                                                                      EXHIBIT 10

                                                                      E-2
NationsBank of Texas, N.A.



                                                         Date: December 24, 1997

                                LOAN AGREEMENT

     This Loan Agreement (the "Agreement") dated as of December 24, 1997, by and between NationsBank of Texas, N.A., a national banking association ("Bank") and the Borrowers described below.

     In consideration of the Loan or Loans described below and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank and Borrowers agree as follows:

     1. DEFINITIONS AND REFERENCE TERMS. In addition to any other terms defined
        -------------------------------
herein, the following terms shall have the meaning set forth with respect thereto:

          A. BORROWERS. Borrowers means collectively MEXCO ENERGY CORPORATION, A COLORADO CORPORATION ("Mexco") and FORMAN ENERGY CORPORATION, A NEW YORK CORPORATION ("Forman"). Borrower means either one of the Borrowers.

          B.   BORROWERS' ADDRESS:

               214 W. Texas Avenue, Suite 1101
               Midland County
               Midland, Texas 79701

          C. HAZARDOUS MATERIALS. Hazardous Materials include all materials defined as hazardous materials or substances under any local, state or federal environmental laws, rules or regulations, and petroleum, petroleum products, oil and asbestos.

          D.   LOAN. Any loan described in Section 2 hereof.

          E. LOAN DOCUMENTS. Loan Documents means this Loan Agreement and any and all promissory notes executed by Borrowers in favor of Bank and all other documents, instruments, guarantees, certificates, deeds of trust, security agreements and agreements executed and/or delivered by either Borrower, any guarantor or third party in connection with any Loan.

          F. ACCOUNTING TERMS. All accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under generally accepted accounting principles ("GAAP"), as in effect from time to time, consistently applied, with respect to the financial statements referenced in Section 3.H. hereof.

2.   LOANS.
     -----

          A. LOAN. Subject to the terms hereof, Bank hereby agrees to make (or has made) one or more loans to Borrowers in the aggregate principal face amount of $3,000,000.00. The obligation to repay the loans is evidenced by a promissory note dated of even date herewith in the original principal amount of $3,000,000 (the promissory note together with any and all renewals, extensions or rearrangements thereof being hereafter collectively referred to as the "Note") having a maturity date, repayment terms and interest rate as set forth in the Note. The Note is given in renewal, extension and rearrangement, but not in extinguishment or novation, of (i) that certain promissory note dated
February 25, 1997, in the original principal amount of $1,750,000, executed by Borrowers and payable to the order of Bank, and (ii) that certain promissory note dated September 25, 1997, in the original principal amount of $720,000, executed by Borrowers and payable to the order of Bank (collectively, the "Prior Notes").

                i. REVOLVING CREDIT FEATURE. The Loan provides for a revolving line of credit (the "Line") under which Borrowers may from time to time, borrow, repay and re-borrow funds. The funds borrowed under the Line shall never exceed at any one time outstanding the lesser of (a) $3,000,000.00, or (b) the Borrowing Base from time to time in effect.

               ii. BORROWING BASE. The Line is subject to the following Borrowing Base agreement: the Borrowing Base is the amount of the loan value which Bank assigns, in the exercise of its sole discretion, to the collateral pledged by Borrowers to Bank under the Deed of Trust (defined below). The Borrowing Base is initially set at the amount of $2,200,000.00, but shall automatically reduce by the sum of $50,000.00 on the 5/th/ day of each month, beginning February 5, 1998, and continue on the 5/th/ day of each month thereafter during the term of the Note. In the event that the unpaid principal balance of the Note shall be in excess of the Borrowing Base on the date of any such automatic Borrowing Base reduction, Borrowers shall pay such excess to Bank, in addition to the payment of accrued interest due, on such date. Further, the Borrowing Base shall be redetermined on an annual basis, on or about
August 1 of each year, or at any time that it appears to Bank, in its sole discretion, that there has been a material change in the value of the collateral securing the Note. In the event that the unpaid principal of the Note shall, at any time, be in excess of the Borrowing Base as a result of the annual or any discretionary Borrowing Base redetermination made by Bank hereunder (but not as a result of an automatic Borrowing Base reduction as provided for above), Borrowers shall, within fifteen (15) days thereafter (a) by instruments satisfactory in form and substance to Bank, provide Bank with additional collateral with value in amounts satisfactory to Bank in order to increase the Borrowing Base by an amount at least equal to such excess, or (b) prepay the principal of the Note in an amount at least equal to such excess. As used herein, the term "Deed of Trust" shall mean that certain Deed of Trust, Mortgage, Assignment, Security Agreement and Financing Statement dated
February 25, 1997, executed by Mexco to Michael F. Hord, as Trustee for the benefit of Bank, as such Deed of Trust may be amended, modified, supplemented, renewed and/or extended.

     3.   REPRESENTATIONS AND WARRANTIES. Borrowers hereby jointly and severally
          ------------------------------
represent and warrant to Bank as follows:

          A. GOOD STANDING. Mexco is a corporation duly organized, legally existing and in good standing under the laws of the State of Colorado, and has qualified as a foreign corporation and is in good standing in the State of Texas and in each other state or jurisdiction wherein its operations, transaction of business, or ownership of property makes such qualification necessary. Forman is a corporation duly organized, legally existing and in good standing under the laws of the State of New York, and has qualified as a foreign corporation in the State of Texas and in each other state or jurisdiction wherein its operations, transaction of business, or ownership of property makes such qualification necessary. Each Borrower has all requisite power and authority to own its respective properties and to carry on its respective businesses as presently conducted.

NationsBank                                                      Loan Agreement
Texas [Commercial]                -1-                                      2/96

NationsBank of Texas, N.A.



          B. AUTHORITY AND COMPLIANCE. Each Borrower has full power and authority to execute and deliver the Loan Documents and to incur and perform the obligation provided for therein, all of which have been duly authorized by all proper and necessary action of the appropriate governing body of each Borrower. No consent or approval of any public authority or other third party is required as a condition to the validity of any Loan Document, and each Borrower is in compliance with all laws and regulatory requirements to which it is subject.

          C. BINDING AGREEMENT. This Agreement and the other Loan Documents executed by Borrowers constitute valid and legally binding obligations of Borrowers, enforceable in accordance with their terms.

          D. LITIGATION. There is no proceeding involving either Borrower pending or, to the knowledge of Borrowers, threatened before any court or governmental authority, agency or arbitration authority, except as disclosed to Bank in writing and acknowledged by Bank prior to the date of this Agreement.

          E. NO CONFLICTING AGREEMENTS. There is no charter, bylaw, stock provision, partnership agreement or other document pertaining to the organization, power or authority of either Borrower and no provision of any existing agreement, mortgage, indenture or contract binding on either of them or affecting their properties, which would conflict with or in any way prevent the execution, delivery or carrying out of the terms of this Agreement and the other Loan Documents.

          F. OWNERSHIP OF ASSETS. Borrowers have good title to their respective assets, free and clear of liens, except those granted to Bank and as disclosed to Bank in writing prior to the date of this Agreement. Mexco owns all of the issued and outstanding capital stock of Forman.

          G. TAXES. All taxes and assessments due and payable by either Borrower have been paid or are being contested in good faith by appropriate proceedings and each Borrower has filed all tax returns which it is required to file.

          H. FINANCIAL STATEMENTS. The financial statements of Mexco heretofore delivered to Bank have been prepared in accordance with GAAP applied on a consistent basis throughout the period involved and fairly present Mexco's financial condition as of the date or dates thereof, and there has been no material adverse change in Mexco's financial condition or operations since December 31, 1996. Forman had no liabilities of any nature, contingent or otherwise on December 31, 1996, and there has been no material adverse change in Foreman's financial condition or operations since December 31, 1996. All factual information furnished by Borrowers to Bank in connection with this Agreement and the other Loan Documents is and will be accurate and complete on the date as of which such information is delivered to Bank and is not and will not be incomplete by the omission of any material fact necessary to make such information not misleading.

          I.   PLACE OF BUSINESS. Borrowers' chief executive office is located at
               214 West Texas Avenue, Suite 1101
               ---------------------------------
               Midland County
               --------------
               Midland, Texas 79701
               --------------------

          J. ENVIRONMENTAL. The conduct of Borrowers' business operations and the condition of Borrowers' property does not and will not violate any federal laws, rules or ordinances for environmental protection, regulations of the Environmental Protection Agency, any applicable local or state law, rule, regulation or rule of common law or any judicial interpretation thereof relating primarily to the environment or Hazardous Materials.

          K. CONTINUATION OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made under this Agreement shall be deemed to be made at and as of the date hereof and at and as of the date of any advance under any Loan.

     4.   AFFIRMATIVE COVENANTS. Until full payment and performance of all
          ---------------------
obligations of Borrowers under the Loan Documents, Borrowers will, unless Bank consents otherwise in writing (and without limiting any requirement of any other Loan Document):

          A. FINANCIAL STATEMENTS AND OTHER INFORMATION. Maintain a system of accounting satisfactory to Bank and in accordance with GAAP applied on a consistent basis throughout the period involved, permit Bank's officers or authorized representatives to visit and inspect Borrowers' books of account and other records at such reasonable times and as often as Bank may desire, and pay the reasonable fees and disbursements of any accountants or other agents of Bank selected by Bank for the foregoing purposes. Unless written notice of another location is given to Bank, Borrowers' books and records will be located at Borrowers' chief executive office set forth above. All financial statements called for below shall be prepared in form and content acceptable to Bank.

In addition, Borrowers will:

      i.  Furnish to Bank audited consolidated financial statements of Mexco for
                          --------------------
each fiscal year of Mexco, within 120 days after the close of each such fiscal
                                  ---
year.

     ii.  Furnish to Bank unaudited consolidated financial statements (including
                          ----------------------
a balance sheet and profit and loss statement) of Mexco for each fiscal quarter
                                                                 ------ -------
of each fiscal year of Mexco, within 45 days after the close of each such
                                     --
period.

    iii. Furnish to Bank annually Mexco's SEC Form 10-K, within 120 days after the close of each fiscal year of Mexco.

     iv. Furnish to Bank quarterly Mexco's SEC Form 10-Q, within 45 days after the close of each fiscal quarter of Mexco.

     v.   Furnish to Bank a compliance certificate in the form of Exhibit "A"
                                                                  -----------
hereto for (and executed by an authorized representative of) Borrowers concurrently with and dated as of the date of delivery of each of the financial statements as required in paragraphs i and ii above, containing (a) a certification that the financial statements of even date are true and correct and that the Borrowers are not in default under the terms of this Agreement, and
(b) computations and conclusions, in such detail as Bank may request, with respect to compliance with this Agreement, and the other Loan Documents, including computations of all quantitative covenants.

NationsBank                                                       Loan Agreement
Texas (Commercial)               -2-                                        2/96

NationsBank of Texas, N.A.

     vi. Furnish to Bank promptly such additional information, reports and statements respecting the business operations and financial condition of Borrowers, from time to time, as Bank may reasonably request.

          B. INSURANCE. Maintain insurance with responsible insurance companies on such of their properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include fire and extended coverage insurance covering all assets, business interruption insurance, workers compensation insurance and liability insurance, all to be with such companies and in such amounts as are satisfactory to Bank and providing for at least 30 days prior notice to Bank of any cancellation thereof. Satisfactory evidence of such insurance will be supplied to Bank prior to funding under the Loan(s) and 30 days prior to each policy renewal.

          C. EXISTENCE AND COMPLIANCE. Maintain their existence, good standing and qualification to do business, where required and comply with all laws, regulations and governmental requirements including, without limitation, environmental laws applicable to either of them or to any of their respective property, business operations and transactions.

          D.   ADVERSE CONDITIONS OR EVENTS. Promptly advise Bank in writing of
(i) any condition, event or act which comes to their attention that would or might materially adversely affect their financial condition or operations or Bank's rights under the Loan Documents, (ii) any litigation filed by or against either Borrower, (iii) any event that has occurred that would constitute an event of default under any Loan Documents, (iv) any uninsured or partially uninsured loss through fire, theft, liability or property damage, and (v) any new contingent or actual liability in excess of $50,000.

          E. TAXES AND OTHER OBLIGATIONS. Pay all of their taxes, assessments and other obligations, including, but not limited to taxes, costs or other expenses arising out of this transaction, as the same become due and payable, except to the extent the same are being contested in good faith by appropriate proceedings in a diligent manner.

          F. MAINTENANCE. Maintain all of their tangible property in good condition and repair and make all necessary replacements thereof, and preserve and maintain all licenses, trademarks, privileges, permits, franchises, certificates and the like necessary for the operation of their businesses.

          G. ENVIRONMENTAL. Immediately advise Bank in writing of (i) any and all enforcement, cleanup, remedial, removal, or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state, or local laws, ordinances or regulations relating to any Hazardous Materials affecting either Borrower's business operations; and (ii) all claims made or threatened by any third party against either Borrower relating to damages, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials. Borrowers shall immediately notify Bank of any remedial action taken by either Borrower with respect to such Borrower's business operations. Borrowers will not use or permit any other party to use any Hazardous Materials at any of either Borrower's places of business or at any other property owned by either Borrower except such materials as are incidental to Borrowers' normal course of business, maintenance and repairs and which are handled in compliance with all applicable environmental laws. Borrowers agree to permit Bank, its agents, contractors and employees to enter and inspect any of Borrowers' places of business or any other property of Borrowers at any reasonable times upon three (3) days prior notice for the purposes of conducting an environmental investigation and audit (including taking physical samples) to insure that Borrowers are complying with this covenant and Borrowers shall reimburse Bank on demand for the costs of any such environmental investigation and audit. Borrowers shall provide Bank, its agents, contractors, employees and representatives with access to and copies of any and all data and documents relating to or dealing with any Hazardous Materials used, generated, manufactured, stored or disposed of by either Borrower's business operations within five (5) days of the request therefore.

          H. LIENS ON OTHER ASSETS. If requested by Bank, Borrowers shall execute and deliver to Bank one or more mortgages, deeds of trust, assignments of production, security agreements and financing statements in favor of Bank covering every interest in every oil and gas property owned by either Borrower, whether now owned or hereafter acquired.

          I. USE OF PROCEEDS. Borrowers will use the proceeds of the Loan for refinancing the existing indebtedness of Borrowers to Bank and for oil and gas acquisition and development well costs.

     5.   NEGATIVE COVENANTS. Until full payment and performance of all
          ------------------
obligations of Borrowers under the Loan Documents, Borrowers will not, without the prior written consent of Bank (and without limiting any requirement of any other Loan Documents):

          A. TRANSFER OF ASSETS OR CONTROL. Sell, lease, assign or otherwise dispose of or transfer any assets, except in the normal course of their respective businesses, or enter into any merger or consolidation, or transfer control of either Borrower or form or acquire any subsidiary.

          B. LIENS. Grant, suffer or permit any contractual or noncontractual lien on or security interest in their respective assets, except in favor of Bank, or fail to promptly pay when due all lawful claims, whether for labor, materials or otherwise; or grant, suffer or permit any contractual or noncontractual lien on or security interest in any assets owned by joint ventures in which either Borrower owns a joint venture interest, except in accordance with past practice for the financing of oil and gas well completion costs.

          C. EXTENSIONS OF CREDIT. Make or permit any subsidiary to make, any loan or advance to any person or entity, or purchase or otherwise acquire, or permit any subsidiary to purchase or otherwise acquire, any capital stock, assets, obligations, or other securities of, make any capital contribution to, or otherwise invest in or acquire any interest in any entity, or participate as a partner or joint venturer with any person or entity, except for the purchase of direct obligations of the United States or any agency thereof with maturities of less than one year.

          D. BORROWINGS. Create, incur, assume or become liable in any manner for any indebtedness (for borrowed money, deferred payment for the purchase of assets, lease payments, as surety or guarantor for the debt for another, or otherwise) other than to Bank, except for normal trade debts incurred in the ordinary course of Borrower's business, and except for existing indebtedness disclosed to Bank in writing and acknowledged by Bank prior to the date of this Agreement.


NationsBank                                                       Loan Agreement
Texas [Commercial]                                                          2/96

NationsBank of Texas, N.A.


          E. DIVIDENDS AND DISTRIBUTIONS. Make any distribution (other than dividends payable in capital stock of Borrowers) on any shares of any class of their capital stock, or apply any of their property or assets to the purchase, redemption or other retirement of any shares of any class of capital stock of either Borrower.

          F. CHARACTER OF BUSINESS. Change the general character of either of their businesses as conducted at the date hereof, or engage in any type of business not reasonably related to their respective businesses as presently conducted.

          G. MANAGEMENT CHANGE. Make any substantial change in either Borrower's present executive or management personnel.

     6.   DEFAULT. Borrowers shall be in default under this Agreement and under
          -------
each of the other Loan Documents if either Borrower shall default in the payment of any amounts due and owing under the Loan or should either Borrower or any other party thereto fail to timely and properly observe, keep or perform any term, covenant, agreement or condition in any Loan Document or in any other loan agreement, promissory note, security agreement, deed of trust, deed to secure debt, mortgage, assignment or other contract securing, guaranteeing or evidencing payment of any indebtedness of either Borrower to Bank or any affiliate or subsidiary of NationsBank Corporation.

     7.   REMEDIES UPON DEFAULT. If an event of default shall occur, Bank shall
          ---------------------
have all rights, powers and remedies available under each of the Loan Documents as well as all rights and remedies available at law or in equity.

     8.   NOTICES. All notices, requests or demands which any party is required
          -------
or may desire to give to any other party under any provision of this Agreement must be in writing delivered to the other party at the following address:

     Borrowers:

          MEXCO ENERGY CORPORATION AND FORMAN ENERGY CORPORATION
          214 West Texas Avenue, Suite 1101
          Midland, Texas 79701
          Attention:  Nicholas C. Taylor

     Bank:

          NATIONSBANK OF TEXAS, N.A.
          303 West Wall
          Midland, Texas 79701
          Attention:  Larry Holden

or to such other address as any party may designate by written notice to the other party. Each such notice, request and demand shall be deemed given or made as follows:

          A.   If sent by mail, upon the earlier of the date of receipt or five
(5) days after deposit in the U.S. Mail, first class postage prepaid;

          B.   If sent by any other means, upon delivery.

     9.   COSTS, EXPENSES AND ATTORNEYS' FEES. Borrowers shall pay to Bank
          -----------------------------------
immediately upon demand the full amount of all costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel if permitted by applicable law) and engineering fees, incurred by Bank in connection with (a) the Loan and the negotiation and preparation of this Agreement and each of the Loan Documents, and (b) all other costs and attorneys' fees incurred by Bank for which Borrowers are obligated to reimburse Bank in accordance with the terms of the Loan Documents.

     10.  MISCELLANEOUS. Borrowers and Bank further covenant and agree as
          -------------
follows, without limiting any requirement of any other Loan Document:

          A. CUMULATIVE RIGHTS AND NO WAIVER. Each and every right granted to Bank under any Loan Document, or allowed it by law or equity shall be cumulative of each other and may be exercised in addition to any and all other rights of Bank, and no delay in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise by Bank of any right preclude any other or future exercise thereof or the exercise of any other right. Borrowers expressly waive any presentment, demand, protest or other notice of any kind, including but not limited to notice of intent to accelerate and notice of acceleration. No notice to or demand on Borrowers in any case shall, of itself, entitle Borrowers to any other or future notice or demand in similar or other circumstances.

          B. APPLICABLE LAW. This Loan Agreement and the rights and obligations of the parties hereunder shall be deemed to have been made in the State of Texas at Bank's address set forth in this Loan Agreement and shall be governed by, and construed in accordance with, the laws of the State of Texas, and is performable in the City and County of Texas at the Bank's address indicated in this Loan Agreement.

          C. AMENDMENT. No modification, consent, amendment or waiver of any provision of this Loan Agreement, nor consent to any departure by Borrowers therefrom, shall be effective unless the same shall be in writing and signed by an officer of Bank, and then shall be effective only in the specified instance and for the purpose for which given. This Loan Agreement is binding upon Borrowers, their respective successors and assigns, and inures to the benefit of Bank, its successors and assigns; however, no assignment or other transfer of either Borrower's rights or obligations hereunder shall be made or be effective without Bank's prior written consent, nor shall it relieve either Borrower of any obligations hereunder. There is no third party beneficiary of this Loan Agreement.

          D. DOCUMENTS. All documents, certificates and other items required under this Loan Agreement to be executed and/or delivered to Bank shall be in form and content satisfactory to Bank and its counsel.

NationsBank                                                      Loan Agreement
Texas [Commercial]                                                         2/96

NationsBank of Texas, N.A.


          E. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Loan Agreement shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of any Loan Document to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

          F. INDEMNIFICATION. Notwithstanding anything to the contrary contained in Section 10(G), Borrowers, jointly and severally, shall indemnify, defend and hold Bank and its successors and assigns harmless from and against any and all claims, demands, suits, losses, damages, assessments, fines, penalties, costs or other expenses (including reasonable attorneys' fees and court costs) arising from or in any way related to any of the transactions contemplated hereby, including but not limited to actual or threatened damage to the environment, agency costs of investigation, personal injury or death, or property damage, due to a release or alleged release of Hazardous Materials, arising from either Borrower's business operations, any other property owned by either Borrower or in the surface or ground water arising from either Borrower's business operations, or gaseous emissions arising from either Borrower's business operations or any other condition existing or arising from either Borrower's business operations resulting from the use or existence of Hazardous Materials, whether such claim proves to be true or false. Each Borrower further agrees that its indemnity obligations shall include, but are not limited to, liability for damages resulting from the personal injury or death of an employee of such Borrower, regardless of whether such Borrower has paid the employee under the workmen's compensation laws of any state or other similar federal or state legislation for the protection of employees. The term "property damage" as used in this paragraph includes, but is not limited to, damage to any real or personal property of a Borrower, the Bank, and of any third parties. The Borrowers' obligations under this paragraph shall survive the repayment of the Loan and any deed in lieu of foreclosure or foreclosure of any Deed to Secure Debt, Deed of Trust, Security Agreement or Mortgage securing the Loan.

          G. SURVIVABILITY. All covenants, agreements, representations and warranties made herein or in the other Loan Documents shall survive the making of the Loan and shall continue in full force and effect so long as the Loan is outstanding or the obligation of the Bank to make any advances under the Line shall not have expired.

     11. CONDITIONS PRECEDENT. The obligations of Bank hereunder shall be subject to satisfaction of each of the following conditions precedent:

          A. There shall have been executed, where appropriate, and delivered by Borrowers (and/or any other requisite party thereto) the following documents, all of which shall be in form and substance satisfactory to Bank and its counsel, and such other documents or instruments as Bank may reasonably require:

               (i)    this Loan Agreement;
               (ii)   the Note;
               (iii) Pledge Agreement of Mexco pledging all outstanding capital stock of Forman, together with original stock certificate, blank stock power and related financing statement for filing with the Texas Secretary of State;
               (iv)   An Amendment to the Deed of Trust;
               (v) Certificates of Corporate Resolutions and Incumbency for Mexco and Forman;
               (vi) Certificates of Existence and Good Standing for Mexco and Forman issued by the states of their incorporation and the State of Texas;
               (vii) Copies of Articles of Incorporation and bylaws (as amended to date) of Mexco and Forman, certified by their respective secretaries; and
               (viii) Opinion of Borrowers' counsel respecting the matters set forth in Sections 3.A., 3.B., 3.C., 3.D., 3.E. and 3G of this Loan Agreement.

          B. No material adverse change shall have occurred in the financial condition, assets or business prospects of either Borrower since December 31, 1996.

          C. Mexco shall have paid all accrued and unpaid interest on the Prior Notes up to the date hereof.

     12.  ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES
          -----------
HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

          A.   SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY
               -------------
OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

          B.   RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION
               ---------------------
SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES


NationsBank                                                       Loan Agreement
Texas [Commercial]                                                          2/96

NationsBank of Texas, N.A.


BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

13.  NOTICE OF FINAL AGREEMENT. THIS WRITTEN LOAN AGREEMENT AND THE OTHER LOAN
     ------------------------------------------------------------------------
DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE
--------------------------------------------------------------------------
CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS
--------------------------------------------------------------------------------
OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
--------------------------------------------------------------------------

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the date first above written.

BORROWERS:                                      BANK:

MEXCO ENERGY CORPORATION                        NATIONSBANK OF TEXAS, N.A.


By:  /s/ NICHOLAS C. TAYLOR                     By:   /s/ LARRY HOLDEN
     -----------------------------                   ---------------------------
     Nicholas C. Taylor, President                   Larry Holden, President


FORMAN ENERGY CORPORATION


By:  /s/ NICHOLAS C. TAYLOR
     -----------------------------
     Nicholas C. Taylor, President


NationsBank                                                       Loan Agreement
Texas [Commercial]                                                          2/96

NationsBank of Texas, N.A.


                                PROMISSORY NOTE

Date: December 24, 1997   [ ] New [X] Renewal   Amount: $3,000,000.00   Maturity Date: August 15, 1999
======================================================================================================
Bank:                                                   Borrower:

NationsBank of Texas, N.A.                              Mexco Energy Corporation and
Banking Center: Midland                                 Forman Energy Corporation
303 West Wall Street                                    214 W. Texas Avenue, Suite 1101
Midland County                                          Midland County
Midland, Texas 79701                                    Midland, Texas 79701

(Street address including county)                       (Name and street address, including county)
======================================================================================================

FOR VALUE RECEIVED, the undersigned Borrower unconditionally (and jointly and severally, if more than one) promises to pay to the order of Bank, its successors and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated by Bank, the principal amount of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00), or so much thereof as may be advanced from time to time in immediately available funds, together with interest computed daily on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below.

[THIS NOTE CONTAINS SOME PROVISIONS PRECEDED BY BOXES. IF A BOX IS MARKED, THE PROVISION APPLIES TO THIS TRANSACTION; IF IT IS NOT MARKED, THE PROVISION DOES NOT APPLY TO THIS TRANSACTION.]

1.   RATE.

[X] PRIME RATE. The Rate shall be the Prime Rate, plus 0.00, per annum. The "Prime Rate" is the fluctuating rate of interest established by Bank from time to time, at its discretion, whether or not such rate shall be otherwise published. The Prime Rate is established by Bank as an index and may or may not at any time be the best or lowest rate charged by Bank on any loan.

[ ] FIXED RATE. The Rate shall be fixed at ________________________ percent per annum.

[ ]  OTHER. ____________________________________________________________________
________________________________________________________________________________

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by applicable law. Borrower agrees that during the full term hereof, the maximum lawful interest rate for this Note as determined under Texas law shall be the indicated rate ceiling as specified in
Article 5069-1.04 of VATS. Further, to the extent that any other lawful rate ceiling exceeds the rate ceiling so determined then the higher rate ceiling shall apply. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the option of Bank.

2. ACCRUAL METHOD. Unless otherwise indicated, interest at the Rate set forth above will be calculated by the 365/360 day method (a daily amount of interest is computed for a hypothetical year of 360 days; that amount is multiplied by the actual number of days for which any principal is outstanding hereunder). If interest is not to be computed using this method, the method shall be:_____________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

3. RATE CHANGE DATE. Any Rate based on a fluctuating index or base rate will change, unless otherwise provided, each time and as of the date that the index or base rate changes. If the Rate is to change on any other date or at any other interval, the change shall be:__________________________________________________
________________________________________________________________________________
In the event any index is discontinued, Bank shall substitute an index determined by Bank to be comparable, in its sole discretion.

4. PAYMENT SCHEDULE. All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other loan documents executed in connection with this Note, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

[ ] PRINCIPAL PLUS ACCRUED INTEREST. Principal shall be paid in consecutive equal installments of $____________________, plus accrued interest, payable [ ] monthly, [ ] quarterly or [ ] ____________________, commencing on ___________,
19__, and continuing on the [ ] same day, [ ] last day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all unpaid principal and accrued interest due on ______________, 19_____.

[ ] FIXED PRINCIPAL AND INTEREST. Principal and interest shall be paid in consecutive equal installments of $ ____________, payable [ ] monthly, [ ] quarterly or [ ] _______________, commencing on ______________, 19__ , and continuing on the [ ] same day, [ ] last day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all unpaid principal and interest due thereon on ________________, 19__. If, on any payment date, accrued interest exceeds the installment amount set forth above, Borrower will also pay such excess as and when billed.


NationsBank                                                      Promissory Note
Texas [Commercial]                                                          2/96

[X] SINGLE PRINCIPAL PAYMENT. Principal shall be paid in full in a single payment on August 15, 1999. Interest thereon shall be paid [ ] at maturity, or
           ---------------
else [X] monthly, [ ] quarterly or [ ]________________________________, commencing on February 5, 1998, and continuing on the [X] same day, [ ] last
              -----------------
day of each successive month, quarter or other period (as applicable) thereafter, with a final payment of all unpaid interest at the stated maturity of this Note.

  Availability under this Note will decline by $50,000 monthly beginning on February 5, 1998, and on the 5th day of each month thereafter until the maturity of this Note on August 15, 1999. Such reductions in availability under this Note may result in mandatory prepayments as provided in that certain Loan Agreement dated of even date herewith between Borrowers and Bank, as amended.

5.  REVOLVING FEATURE.

[X] Borrower may borrow, repay and reborrow hereunder at any time, up to a maximum aggregate amount outstanding at any one time equal to the principal amount of this Note, provided that Borrower is not in default under any provision of this Note, any other documents executed in connection with this Note, or any other note or other loan documents now or hereafter executed in connection with any other obligation of Borrower to Bank, and provided that the borrowings hereunder do not exceed any borrowing base or other limitation on borrowings by Borrower. Bank shall incur no liability for its refusal to advance funds based upon its determination that any conditions of such further advances have not been met. Bank records of the amounts borrowed from time to time shall be conclusive proof thereof.

    [ ] UNCOMMITTED FACILITY. Borrower acknowledges and agrees that, notwithstanding any provisions of this Note or any other documents executed in connection with this Note, Bank has no obligation to make any advance, and that all advances are at the sole discretion of Bank.

    [ ] OUT-OF-DEBT PERIOD. For a period of at least _______________________ consecutive days during [ ] each fiscal year, [ ] any consecutive 12-month period, Borrower shall fully pay down the balance of this Note, so that no amount of principal or interest and no other obligation under this Note remains outstanding.

6.  AUTOMATIC PAYMENT.

[ ] Borrower has elected to authorize Bank to effect payment of sums due under this Note by means of debiting Borrower's account number ______________________. This authorization shall not affect the obligation of Borrower to pay such sums when due, without notice, if there are insufficient funds in such account to make such payment in full on the due date thereof, or if Bank fails to debit the account.

7. WAIVERS, CONSENTS AND COVENANTS. Borrower, any indorser or guarantor hereof, or any other party hereto (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally: (a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice required to be given under the law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note, any indorsement or guaranty of this Note, or any other documents executed in connection with this Note or any other note or other loan documents now or hereafter executed in connection with any obligation of Borrower to Bank (the "Loan Documents"); (b) consent to all delays, extensions, renewals or other modifications of this Note or the Loan Documents, or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of Obligors, or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank (without notice to or further assent from any of Obligors), and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligors or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note, under any indorsement or guaranty of this Note or under any of the Loan Documents; and (c) agree to pay, on demand, all costs and expenses of collection or defense of this Note or of any indorsement or guaranty hereof and/or the enforcement or defense of Bank's rights with respect to, or the administration, supervision, preservation, or protection of, or realization upon, any property securing payment hereof, including, without limitation, reasonable attorney's fees, including fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceedings or other proceeding, in such amount as may be determined reasonable by any arbitrator or court, whichever is applicable.

8. PREPAYMENTS. Prepayments may be made in whole or in part at any time on any loan for which the Rate is based on the Prime Rate. All prepayments of principal shall be applied in the inverse order of maturity, or in such other order as Bank shall determine in its sole discretion. No prepayment of any other loan shall be permitted without the prior written consent of Bank. Notwithstanding such prohibition, if there is a prepayment of any such loan, whether by consent of Bank, or because of acceleration or otherwise, Borrower shall, within 15 days of any request by Bank, pay to Bank any loss or expense which Bank may incur or sustain as a result of such prepayment. For the purposes of calculating the amounts owed only, it shall be assumed that Bank actually funded or committed to fund the loan through the purchase of an underlying deposit in an amount and for a term comparable to the loan, and such determination by Bank shall be conclusive, absent a manifest error in computation.

9. EVENTS OF DEFAULT. The following are events of default hereunder: (a) the failure to pay or perform any obligation, liability or indebtedness of any Obligor to Bank, or to any affiliate or subsidiary of NationsBank Corporation, whether under this Note or any Loan Documents, as and when due (whether upon demand, at maturity or by acceleration); (b) the failure to pay or perform any other obligation, liability or indebtedness of any Obligor to any other party;
(c) the death of any Obligor (if an individual); (d) the resignation or withdrawal of any partner or a material owner/guarantor of Borrower, as determined by Bank in its sole discretion; (e) the commencement of a proceeding against any Obligor for dissolution or liquidation, the voluntary or involuntary termination or dissolution of any Obligor or the merger or consolidation of any Obligor with or into another entity; (f) the insolvency of, the business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, the assignment for the benefit of creditors


NationsBank                                                     Promissory Note
Texas (Commercial)                                                         2/96
by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of indebtedness, composition or extension by or against any Obligor; (g) the determination by Bank that any representation or warranty made to Bank by any Obligor in any Loan Documents or otherwise is or was, when it was made, untrue or materially misleading; (h) the failure of any Obligor to timely deliver such financial statements, including tax returns, other statements of condition or other information, as Bank shall request from time to time; (i) the entry of a judgment against any Obligor which Bank deems to be of a material nature, in Bank's sole discretion; (j) the seizure or forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for any property of any Obligor; (k) the determination by Bank that it is insecure for any reason; (l) the determination by Bank that a material adverse change has occurred in the financial condition of any Obligor; or (m) the failure of Borrower's business to comply with any law or regulation controlling its operation.

10. REMEDIES UPON DEFAULT. Whenever there is a default under this Note (a) the entire balance outstanding hereunder and all other obligations of any Obligor to Bank (however acquired or evidenced) shall, at the option of Bank, become immediately due and payable and any obligation of Bank to permit further borrowing under this Note shall immediately cease and terminate, and/or (b) to the extent permitted by law, the Rate of interest on the unpaid principal shall be increased at Bank's discretion up to the maximum rate allowed by law, or if none, 25% per annum (the "Default Rate"). The provisions herein for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving Obligors a right to cure any default. At Bank's option, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of the Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the Default Rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon a default under this Note, Bank is hereby authorized at any time, at its option and without notice or demand, to set off and charge against any deposit accounts of any Obligor (as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor), which at any time shall come into the possession or custody or under the control of Bank or any of its agents, affiliates or correspondents, any and all obligations due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

11. NON-WAIVER. The failure at any time of Bank to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligors to Bank in any other respect at any other time.

12. APPLICABLE LAW, VENUE AND JURISDICTION. Borrower agrees that this Note shall be deemed to have been made in the State of Texas at Bank's address indicated at the beginning of this Note and shall be governed by, and construed in accordance with, the laws of the State of Texas and is performable in the City and County of Texas indicated at the beginning of this Note. In any litigation in connection with or to enforce this Note or any indorsement or guaranty of this Note or any Loan Documents, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of Texas or the United States courts located within the State of Texas. Nothing contained herein shall, however, prevent Bank from bringing any action or exercising any rights within any other state or jurisdiction or from obtaining personal jurisdiction by any other means available under applicable law.

13. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

14. BINDING EFFECT. This Note shall be binding upon and inure to the benefit of Borrower, Obligors and Bank and their respective successors, assigns, heirs and personal representatives, provided, however, that no obligations of Borrower or Obligors hereunder can be assigned without prior written consent of Bank.

15. CONTROLLING DOCUMENT. To the extent that this Note conflicts with or is in any way incompatible with any other document related specifically to the loan evidenced by this Note, this Note shall control over any other such document, and if this Note does not address an issue, then each other such document shall control to the extent that it deals most specifically with an issue.

16. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL

NationsBANK                                                      Promissory Note
Texas [Commercial]                                                          2/96

SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

B.  RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED
    ---------------------
TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

BORROWER REPRESENTS TO BANK THAT THE PROCEEDS OF THIS LOAN ARE TO BE USED PRIMARILY FOR BUSINESS, COMMERCIAL OR AGRICULTURAL PURPOSES. BORROWER ACKNOWLEDGES HAVING READ AND UNDERSTOOD, AND AGREES TO BE BOUND BY, ALL TERMS AND CONDITIONS OF THIS NOTE.

17. RENEWAL AND EXTENSION. This Promissory Note is executed in renewal, extension and rearrangement, but not in extinguishment or novation, of (i) that certain promissory note dated February 25, 1997, in the original principal amount of $1,750,000, executed by Borrower and payable to the order of Bank, and
(ii) that certain promissory note dated September 25, 1997, in the original principal amount of $720,000 executed by Borrower and payable to the order of Bank.

NOTICE OF FINAL AGREEMENT:

THIS WRITTEN PROMISSORY NOTE REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

BANK:                          BORROWER:

NATIONSBANK OF TEXAS, N A.     MEXCO ENERGY CORPORATION, A COLORADO CORPORATION


By: /s/ Larry Holden           By: /s/ Nicholas Taylor
   -----------------------        ----------------------------------------------
   Larry Holden, President        Nicholas C. Taylor, President


                               FORMAN ENERGY CORPORATION, A NEW YORK CORPORATION

                               By: /s/ Nicholas Taylor
                                  ----------------------------------------------
                                  Nicholas C. Taylor, President



NationsBank                                                      Promissory Note
Texas [Commercial]                     -4-                                  2/96

NationsBank of Texas, N.A.


                                                         Date: December 24, 1997
                                                               -----------------

                               PLEDGE AGREEMENT

================================================================================
 BANK/SECURED PARTY:                  PLEDGOR(S)/DEBTOR(S):

 NationsBank of Texas, N.A.           Mexco Energy Corporation
 Banking Center: Midland              214 W. Texas Avenue, Suite 1101
                                      Midland County
 303 West Wall Street                 Midland, Texas 79701
 Midland County
 Midland, Texas 79701


                                      (Name and street address including county)
(Street address including county)
================================================================================
Pledgor/Debtor is: [ ] Individual [X] Corporation [ ] Partnership [ ] Other Address is Pledgor's/Debtors: [ ] Residence [X] Place of Business [ ] Chief Executive Office if more than one place of business
================================================================================

[THIS PLEDGE AGREEMENT ("AGREEMENT") CONTAINS SOME PROVISIONS PRECEDED BY BOXES. IF A BOX IS MARKED, THE PROVISION APPLIES TO THIS TRANSACTION; IF IT IS NOT MARKED, THE PROVISION DOES NOT APPLY TO THIS TRANSACTION.]

1. SECURITY INTEREST. For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor/Debtor (hereinafter referred to as "Pledgor") pledges, assigns and grants to Bank a security interest and lien in the Collateral (hereinafter defined) to secure the payment and the performance of the Obligation (hereinafter defined).

2. COLLATERAL. The security interest is granted in the following collateral (the "Collateral"):

    A.  DESCRIPTION OF COLLATERAL.

[X] SPECIFIC INVESTMENT PROPERTY/SECURITIES: The following investment property and/or securities, together with all investment property and/or securities hereafter delivered to Bank in substitution therefor or in addition thereto:

    9 shares of the Class A Common Capital Stock of Forman Energy Corporation, a New York corporation, represented by Stock Certificate No. 6, and 81 shares of Class B Common Capital Stock of Forman Energy Corporation, a New York corporation, represented by Stock Certificate No. 7.

[ ] AGENCY ACCOUNT: Securities and/or commodities account(s) number ____________ (the "Account") held by ________________("Agent") as agent or custodian for Pledgor under an agreement for custody, investment management, investment advisory or similar services between Pledgor and Agent, together with all property now or hereafter held in the Account, specifically including but not limited to all investment property, documents, instruments, ordinary goods, certificates of title, general intangibles, chattel paper, mineral interests, certificated and uncertificated securities, securities in book-entry form, commodity contracts, mutual funds, U.S. government and state obligations, deposit accounts and cash (but excluding collective investment funds managed by Bank and anything construed as real property under applicable state law).

[ ] BROKERAGE ACCOUNT: Securities and/or commodities account(s) number _________
______________________________ (the "Account") held by _________________________
("Broker") pursuant to the terms of any agreement for custody, investment management, investment advisory or similar services between Broker and Pledgor, together with all property now or hereafter held in the Account, specifically including but not limited to all investment property, documents, instruments, general intangibles, certificated and uncertificated securities, securities in book-entry form, commodity contracts, mutual funds, U.S. government and state obligations, deposit accounts and cash.

[ ] TRUST ASSETS: All assets now or hereafter held in account(s) number ________
__________________________________________ (the "Account") by __________________
("Trustee") as Trustee or Co-Trustee under that certain Trust Agreement dated ________, 19__,including but not limited to all investment property, documents, instruments, ordinary goods, certificates of title, general intangibles, chattel paper, mineral interests, certificated and uncertificated securities, securities in book-entry form, mutual funds, U.S. government and state obligations, deposit accounts and cash (but excluding collective investment funds managed by Bank and anything construed as real property under applicable state law).

[ ] OTHER: _____________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

   B. PROCEEDS. All additions, substitutes and replacements for and proceeds of the above Collateral (including all income and benefits resulting from any of the above, such as dividends payable or distributable in cash, property or stock; interest, premium and principal payments; redemption proceeds and subscription rights; and shares or other proceeds of conversions or splits of any securities in the Collateral). Any investment property and/or securities received by Pledgor, which shall comprise such additions, substitutes and replacements for, or proceeds of, the Collateral, shall be held in trust for Bank and shall be delivered immediately to Bank. Any cash proceeds shall be held in trust for Bank and upon request shall be delivered immediately to Bank.

   C. DEPOSIT ACCOUNTS. The balance of every deposit account of Pledgor maintained with Bank and any other claim of Pledgor against Bank, now or hereafter existing, liquidated or unliquidated, and all money, instruments, investment property, securities, documents, chattel paper, credits, claims, demands, income, and any other property, rights and interests of Pledgor which at any time shall come into the possession or custody or under the control of Bank or any of its agents or affiliates, for any purpose, and the proceeds of any thereof. Bank shall be deemed to have possession of any of the Collateral in transit to or set apart for it or any of its agents or affiliates.

3. OBLIGATION.

   A. DESCRIPTION OF OBLIGATION. The following obligations ("Obligation") are secured by this Agreement:

     i.   [X] ALL DEBT: All debts, obligations, liabilities and agreements of
Pledgor and/or    Forman Energy Corporation     to Bank, now or hereafter
               -------------------------------
existing, arising directly or indirectly between Pledgor and Bank whether absolute or contingent, joint or several, secured or unsecured, due or not due, liquidated or unliquidated, arising by operation of law or otherwise, and all renewals, extensions and rearrangements of any of the above;

          [X] PROMISSORY NOTE: All debt arising under promissory note dated of even date herewith in the principal face amount of $3,000,000.00 executed by Pledgor and Forman Energy Corporation and payable to the order of Bank, and any and all renewals, extensions and rearrangements thereof;

     ii. All costs and expenses incurred by Bank, including attorney's fees, to obtain, preserve, perfect, enforce and defend this Agreement and maintain, preserve, collect and realize upon the Collateral, together with interest thereon at the highest rate allowed by law, or if none, 25% per annum;

     iii. All amounts which may be owed to Bank pursuant to all other loan documents executed in connection with the indebtedness described in subpart i. above.

In the event any amount paid to Bank on any Obligation is subsequently recovered from Bank in or as a result of any bankruptcy, insolvency or fraudulent conveyance proceeding involving an obligor of the Obligation other than Pledgor, Pledgor shall be liable to Bank for the amounts so recovered up to the fair market value of the Collateral whether or not the Collateral has been released or the security interest terminated. In the event the Collateral has been released or the security interest terminated, the fair market value of the Collateral shall be determined, at Bank's option, as of the date the Collateral was released, the security interest terminated, or said amounts were recovered.

   B. USE OF PROCEEDS. The proceeds of any indebtedness or obligation secured by the Collateral (check one box) [ ] MAY BE

[X] WILL NOT BE
used directly or indirectly to purchase or carry any "margin stock" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System, or extend credit to or invest in other parties for the purpose of purchasing or carrying any such "margin stock," or to reduce or retire any indebtedness incurred for such purpose or otherwise in a manner which would violate Regulations G, T or U.

4. PLEDGOR'S WARRANTIES. Pledgor hereby represents and warrants to Bank as follows:

   A. FINANCING STATEMENTS. Except as may be noted by schedule attached hereto and incorporated herein by reference, no financing statement covering the Collateral is or will be on file in any public office, except the financing statements relating to this security interest, and no security interest, other than the one herein created, has attached or been perfected in the Collateral or any part thereof.

   B. OWNERSHIP. Pledgor owns, or will use the proceeds of any loans by Bank to become the owner of, the Collateral free from any setoff, claim, restriction, lien, security interest or encumbrance except liens for taxes not yet due and payable and the security interest hereunder.

   C. POWER AND AUTHORITY. Pledgor has full power and authority to make this Agreement, and all necessary consents and approvals of any persons, entities, governmental or regulatory authorities and securities exchanges have been obtained to effectuate the validity of this Agreement.

5. PLEDGOR'S COVENANTS. Until full payment and performance of all of the Obligation and termination or expiration of any obligation or commitment of Bank to make advances or loans to Pledgor, unless Bank otherwise consents in writing:

   A. OBLIGATION AND THIS AGREEMENT. Pledgor shall perform all of its agreements herein and in any other agreements between it and Bank.

   B. OWNERSHIP OF COLLATERAL. Pledgor shall defend the Collateral against all claims and demands of all persons at any time claiming any interest therein adverse to Bank. Pledgor shall keep the Collateral free from all liens and security interests except those for taxes not yet due and payable and the security interest hereby created. Pledgor shall furnish to Bank on or before February 15th of each year proof of payment of any ad valorem taxes payable on the Collateral.

   C. BANK'S COSTS. Pledgor shall pay all costs necessary to obtain, preserve, perfect, defend and enforce the security interest created by this Agreement, collect the Obligation, and preserve, defend, enforce and collect the Collateral, including but not limited to taxes, assessments, reasonable attorney's fees, legal expenses and expenses of sales. Whether the Collateral is or is not in Bank's possession, and without any obligation to do so and without waiving Pledgor's default for failure to make any such payment, Bank at its option may pay any such costs and expenses and discharge encumbrances on the Collateral, and such payments shall be a part of the Obligation and bear interest at the rate set out in the Obligation. Pledgor agrees to reimburse Bank on demand for any costs so incurred.

   D. INFORMATION AND INSPECTION. Pledgor shall (i) promptly furnish Bank any information with respect to the Collateral requested by Bank; (ii) allow Bank or its representatives to inspect and copy, or furnish Bank or its representatives with copies of, all records relating to the Collateral and the Obligation; and
(iii) promptly furnish Bank or its representatives with any other information Bank may reasonably request.

   E. ADDITIONAL DOCUMENTS. Pledgor shall sign and deliver any papers furnished by Bank which are necessary or desirable in the judgment of Bank to obtain, maintain and perfect the security interest hereunder and to enable Bank to comply with any federal or state law in order to obtain or perfect Bank's interest in the Collateral or to obtain proceeds of the Collateral.

   F. NOTICE OF CHANGES. Pledgor shall notify Bank immediately of (i) any material change in the Collateral, (ii) a change in Pledgor's residence or location, (iii) a change in any matter warranted or represented by Pledgor in this Agreement, or in any of the loan documents relating to the Obligation or furnished to Bank pursuant to this Agreement, and (iv) the occurrence of an Event of Default as defined herein.

   G. POSSESSION OF COLLATERAL. Pledgor shall deliver a copy of this Agreement (or other notice acceptable to Bank) to any Broker, financial intermediary, or any other person in possession of any of the Collateral or on whose books the interest of Pledgor in the Collateral appears, and such delivery shall constitute notice to such person of Bank's security interest in the Collateral and shall constitute Pledgor's instruction to such person to note Bank's security interest on their books and records, or deliver to Bank certificates or other evidence of the Collateral promptly upon Bank's request.

Pledgor shall deliver all investment securities and other instruments and documents which are a part of the Collateral and in Pledgor's possession to Bank immediately, or if hereafter acquired, immediately following acquisition, in a form suitable for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank with signatures appropriately guaranteed in form and substance suitable to Bank.

  H. CHANGE OF NAME/STATUS. Pledgor shall not change its name, change its corporate status, use any trade name or engage in any business not reasonably related to its business as presently conducted.

  I. POWER OF ATTORNEY. Pledgor appoints Bank and any officer thereof as Pledgor's attorney-in-fact with full power in Pledgor's name and on Pledgor's behalf to do every act which Pledgor is obligated to do or may be required to do hereunder; however, nothing in this paragraph shall be construed to obligate Bank to take any action hereunder nor shall Bank be liable to Pledgor for failure to take any action hereunder. This appointment shall be deemed a power coupled with an interest and shall not be terminable as long as the Obligation is outstanding and shall not terminate on the disability or incompetence of Pledgor. Without limiting the generality of the foregoing, Bank shall have the right and power to receive, indorse and collect all checks and other orders for the payment of money made payable to Pledgor representing any dividend, interest payment or other distribution payable in respect of the Collateral or any part thereof.

   J. OTHER PARTIES AND OTHER COLLATERAL. No renewal or extensions of or any other indulgence with respect to the Obligation or any part thereof, no modification of the document(s) evidencing the Obligation, no release of any security, no release of any person (including any maker, indorser, guarantor or surety) liable on the Obligation, no delay in enforcement of payment, and no delay or omission or lack of diligence or care in exercising any right or power with respect to the Obligation or any security therefor or guaranty thereof or under this Agreement shall in any manner impair or affect the rights of Bank under any law, hereunder, or under any other agreement pertaining to the Collateral. Bank need not file suit or assert a claim for personal judgment against any person for any part of the Obligation or seek to realize upon any other security for the Obligation, before foreclosing or otherwise realizing upon the Collateral. Pledgor waives any right that can be waived to the benefit of or to require or control application of any other security or proceeds thereof, and agrees that Bank shall have no duty or obligation to Pledgor to apply to the Obligation any such other security or proceeds thereof.

  K. WAIVERS BY PLEDGOR. Pledgor waives notice of the creation, advance, increase, existence, extension or renewal of, and of any indulgence with respect to, the Obligation; waives presentment, demand, notice of dishonor, and protest; waives notice of the amount of the Obligation outstanding at any time, notice of any change in financial condition of any person liable for the Obligation or any part thereof, notice of any Event of Default, and all other notices respecting the Obligation; and agrees that maturity of the Obligation and any part thereof may be accelerated, extended or renewed one or more times by Bank in its discretion, without notice to Pledgor. Pledgor waives any right to require that any action be brought against any other person or to require that resort be had to any other security or to any balance of any deposit account. Pledgor further waives any right of subrogation or to enforce any right of action against any other pledgor until the Obligation is paid in full.

   L. ADDITIONAL PROVISIONS. If one or more Riders to this Agreement are executed by Pledgor, the covenants and provisions of each such Rider shall be incorporated by reference into this Agreement (check applicable boxes).

   [_] COLLATERAL MAINTENANCE RIDER: Pledgor agrees to maintain the Collateral in accordance with the terms of the Collateral Maintenance Rider attached hereto and made a part hereof for all purposes.

   [_] RULE 144 RIDER: The Collateral is comprised in whole or in part of control and/or restricted securities, which shall be subject to the additional terms and provisions described on the Rule 144 Rider attached hereto and made a part hereof for all purposes.

6.   RIGHTS AND POWERS OF BANK.

  A. GENERAL. Bank, before or after default, without liability to Pledgor may: take control of proceeds, including stock received as dividends or by reason of stock splits; release the Collateral in its possession to any Pledgor, temporarily or otherwise; require additional Collateral; reject as unsatisfactory any property hereafter offered by Pledgor as Collateral; take control of funds generated by the Collateral, such as cash dividends, interest and proceeds, and use same to reduce any part of the Obligation and exercise all other rights which an owner of such Collateral may exercise, except the right to vote or dispose of the Collateral before an Event of Default; and at any time transfer any of the Collateral or evidence thereof into its own name or that of its nominee. Bank shall not be liable for failure to collect any account or instruments, or for any act or omission on the part of Bank, its officers, agents or employees, except for its or their own willful misconduct or gross negligence. The foregoing rights and powers of Bank will be in addition to, and not a limitation upon, any rights and powers of Bank given by law, elsewhere in this Agreement, or otherwise.

   B. CONVERTIBLE COLLATERAL. Bank may present for conversion any Collateral which is convertible into any other instrument or investment security or a combination thereof with cash, but Bank shall not have any duty to present for conversion any Collateral unless it shall have received from Pledgor detailed written instructions to that effect at a time reasonably far in advance of the final conversion date to make such conversion possible.

7.   DEFAULT.

   A.  EVENT OF DEFAULT. An event of default ("Event of Default") shall occur
(a) if Pledgor or any other obligor on all or part of the Obligation shall fail to timely and properly pay or observe, keep or perform any term, covenant, agreement or condition in this Agreement or in any other agreement between Pledgor and Bank or between Bank and any other obligor on the Obligation, including but not limited to any other note or instrument, loan agreement, security agreement, deed of trust, mortgage, promissory note, assignment or other agreement or instrument concerning the Obligation; or (b) if Pledgor or such other obligor shall fail to timely and properly pay or observe, keep or perform any term, covenant, agreement or condition in any agreement between such party and any affiliate or subsidiary of NationsBank Corporation.

   B. RIGHTS AND REMEDIES. If any Event of Default shall occur, then, in each and every such case, Bank may, without (a) presentment, demand, or protest, (b) notice of default, dishonor, demand, non-payment, or protest, (c) notice of intent to accelerate all or any part of the Obligation, (d) notice of acceleration of all or any part of the Obligation, or (e) notice of any other kind, all of which Pledgor hereby expressly waives (except for any notice required under this Agreement, any other loan document or which may not be waived under applicable law), at any time thereafter exercise and/or enforce any of the following rights and remedies, at Bank's option:

       i. ACCELERATION. The Obligation shall, at Bank's option, become immediately due and payable, and the obligation, if any, of Bank to permit further borrowings under the Obligation shall at Bank's option immediately cease and terminate.

      ii. LIQUIDATION OF COLLATERAL. Sell, or instruct any Agent or Broker to sell, all or any part of the Collateral in a public or private sale, direct any Agent or Broker to liquidate all or any part of any Account and deliver all proceeds thereof to Bank, and apply all proceeds to the payment of any or all of the Obligation in such order and manner as Bank shall, in its discretion, choose.

     iii. UNIFORM COMMERCIAL CODE. All of the rights, powers and remedies of a secured creditor under the Uniform Commercial Code ("UCC") as adopted in the jurisdiction to which Bank is subject under this Agreement.

     iv. RIGHT OF SET OFF. Without notice or demand to Pledgor, set off and apply against any and all of the Obligation any and all deposits (general or special, time or demand, provisional or final) and any other indebtedness, at any time held or owing by Bank or by any of Bank's affiliates or correspondents to or for the credit of the account of Pledgor or any guarantor or indorser of Pledgor's Obligation.

Pledgor specifically understands and agrees that any sale by Bank of all or part of the Collateral pursuant to the terms of this Agreement may be effected by Bank at times and in manners which could result in the proceeds of such sale as being significantly and materially less than might have been received if such sale had occurred at different times or in different manners, and Pledgor hereby releases Bank and its officers and representatives from and against any and all obligations and liabilities arising out of or related to the timing or manner of any such sale.

If, in the opinion of Bank, there is any question that a public sale or distribution of any Collateral will violate any state or federal securities law, Bank may offer and sell such Collateral in a transaction exempt from registration under federal securities law, and any such sale made in good faith by Bank shall be deemed "commercially reasonable."

8. GENERAL.

  A. PARTIES BOUND. Bank's rights hereunder shall inure to the benefit of its successors and assigns, and in the event of any assignment or transfer of any of the Obligation or the Collateral, Bank thereafter shall be fully discharged from any responsibility with respect to the Collateral so assigned or transferred, but Bank shall retain all rights and powers hereby given with respect to any of the Obligation or the Collateral not so assigned or transferred. All representations, warranties and agreements of Pledgor if more than one are joint and several and all shall be binding upon the personal representatives, heirs, successors and assigns of Pledgor.

  B. WAIVER. No delay of Bank in exercising any power or right shall operate as a waiver thereof; nor shall any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No waiver by Bank of any right hereunder or of any default by Pledgor shall be binding upon Bank unless in writing, and no failure by Bank to exercise any power or right hereunder or waiver of any default by Pledgor shall operate as a waiver of any other or further exercise of such right or power or of any further default. Each right, power and remedy of Bank as provided for herein or in any of the loan documents related to the Obligation, or which shall now or hereafter exist at law or in equity or by statute or otherwise, shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by Bank of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Bank of any or all other such rights, powers or remedies.

  C. AGREEMENT CONTINUING. This Agreement shall constitute a continuing agreement. If the Obligation consists of All Debt, this Agreement shall apply to all future as well as existing transactions, whether or not of the character contemplated at the date of this Agreement, and if all transactions between Bank and Pledgor shall be closed at any time, shall be equally applicable to any new transactions thereafter. Provisions of this Agreement, unless by their terms exclusive, shall be in addition to other agreements between the parties. Time is of the essence of this Agreement.

  D. DEFINITIONS. Unless the context indicates otherwise, definitions in the UCC apply to words and phrases in this Agreement; if UCC definitions conflict,
Article 8 and/or 9 definitions apply.

  E. NOTICE. Notice shall be deemed reasonable if mailed postage prepaid at least 5 days before the related action (or if the UCC elsewhere specifies a longer period, such longer period) to the address of Pledgor given above. Each notice, request and demand shall be deemed given or made, if sent by mail, upon the earlier of the date of receipt or five (5) days after deposit in the U.S. Mail, first class postage prepaid, or if sent by any other means, upon delivery.

  F. MODIFICATIONS. No provision hereof shall be modified or limited except by a written agreement expressly referring hereto and to the provisions so modified or limited and signed by Pledgor and Bank. The provisions of this Agreement shall not be modified or limited by course of conduct or usage of trade.

  G. PARTIAL INVALIDITY. The unenforceability or invalidity of any provision of this Agreement shall not affect the enforceability or validity of any other provision herein, and the invalidity or unenforceability of any provision of any loan document related to the Obligation to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

  H. APPLICABLE LAW AND VENUE. This Agreement has been delivered in the State of Texas and shall be construed in accordance with the laws of that State. It is performable by Pledgor in the county or city of Bank's address set out above and Pledgor expressly waives any objection as to venue in any such location. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Agreement.

  I. FINANCING STATEMENT. To the extent permitted by applicable law, a carbon, photographic or other reproduction of this Agreement or any financing statement covering the Collateral shall be sufficient as a financing statement.

  J. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO INCLUDING BUT NOT LIMITED TO THOSE ARISING OUT OF OR RELATING TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

     i. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN THE COUNTY OF ANY
        -------------
BORROWER'S DOMICILE AT THE TIME OF THE EXECUTION OF THIS INSTRUMENT, AGREEMENT OR DOCUMENT AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL

SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

     ii.  RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE
          ---------------------
DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. SEC. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF BANK HERETO (A) TO EXERCISE SELF HELP REMEDIES SUCH AS (BUT NOT LIMITED
TO) SETOFF, OR (B) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (C) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. BANK MAY EXERCISE SUCH SELF HELP RIGHTS, FORECLOSE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. NEITHER THIS EXERCISE OF SELF HELP REMEDIES NOR THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

  K. CONTROLLING DOCUMENT. To the extent that this Agreement conflicts with or is in any way incompatible with any other loan document concerning the Obligation, any promissory note shall control over any other document, and if such promissory note does not address an issue, then each other loan document shall control to the extent that it deals most specifically with an issue.

NOTICE OF FINAL AGREEMENT.

THIS WRITTEN AGREEMENT AND ANY OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives as of the date first above written.


BANK/SECURED PARTY:                             PLEDGOR(S)/DEBTOR(S):

NATIONSBANK OF TEXAS, N.A.                      MEXCO ENERGY CORPORATION

By: /s/ LARRY HOLDEN                            By: /s/ NICHOLAS C. TAYLOR
   ---------------------------                    ----------------------------
        Larry Holden                                    Nicholas C. Taylor
        President                                       President